UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 19, 2023)

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on October 24, 2022, Canopy Growth Corporation (the “Company” or “Canopy Growth”) completed a number of strategic transactions (the “Reorganization”) in connection with the creation of a U.S.-domiciled holding company, Canopy USA, LLC (“Canopy USA”). Following the implementation of the Reorganization, Canopy USA, as of October 24, 2022, holds certain U.S. cannabis investments previously held by the Company, including, but not limited to: (a) the options (collectively, the “Wana Options”) to acquire 100% of the membership interests of Mountain High Products, LLC, Wana Wellness, LLC and The Cima Group, LLC (collectively, “Wana”), a leading cannabis edibles brand in North America; and (b) the options (collectively, the “Jetty Options”) to acquire 100% of the shares of Lemurian, Inc. (“Jetty”), a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

In connection with the Reorganization, as previously disclosed, Canopy Growth and Canopy USA entered into a protection agreement (the “Protection Agreement”) to provide for certain covenants in order to preserve the value of the non-voting and non-participating shares in the capital of Canopy USA (the “Non-Voting Shares”) held by Canopy Growth until such time as the Non-Voting Shares are converted in accordance with their terms, but does not provide Canopy Growth with the ability to direct the business, operations or activities of Canopy USA.

As of October 24, 2022, Canopy USA was a variable interest entity pursuant to Accounting Standards Codification 810 – Consolidations because Canopy Growth was expected to be the primary beneficiary of Canopy USA. As a result, Canopy Growth has consolidated the financial results of Canopy USA. On December 7, 2022, the Company received a letter from Nasdaq Regulation requesting certain information and stating, among other things, its position that companies that consolidate “the assets and revenues generated from activities in violation under federal law cannot continue to list on the Nasdaq.”

Canopy’s intent is to remain listed on the Nasdaq. In order to ensure that Canopy Growth will not be required to consolidate the financial results of Canopy USA with the Company’s financial statements and therefore remain in compliance with the requirements of the Nasdaq Stock Market, the Company and Canopy USA effectuated certain changes to the initial structure of the Company’s interest in Canopy USA including, among other things, modifying the terms of the Protection Agreement as well as the terms of Canopy USA’s limited liability company agreement and amending the terms of certain agreements with third-party investors in Canopy USA to eliminate any rights to guaranteed returns (collectively, the “Reorganization Amendments”). In that regard, on May 19, 2023, the Company and Canopy USA entered into the amended and restated Protection Agreement (the “A&R Protection Agreement”) and Canopy USA’s limited liability company agreement was amended and restated (the “A&R LLC Agreement”) in order to: (i) eliminate certain negative covenants that were previously granted by Canopy USA in favor of Canopy Growth as well as delegating to the managers of Canopy USA’s board of managers (the “Canopy USA Board”) not appointed by Canopy Growth the authority to approve the following key decisions (collectively, the “Key Decisions”): (a) the annual business plan of Canopy USA; (b) decisions regarding the executive officers of Canopy USA and any of its subsidiaries; (c) increasing the compensation, bonus levels or other benefits payable to any current, former or future employees or managers of Canopy USA or any of its subsidiaries; (d) any other executive compensation plan matters of Canopy USA or any of its subsidiaries; and (e) the exercise of the Wana Options or the Jetty Options, which for greater certainty means that Canopy Growth’s nominee on the Canopy USA Board will not be permitted to vote on any Key Decisions while the Company owns Non-Voting Shares; (ii) reduce the number of managers on the Canopy USA Board from four to three, including, reducing the Company’s nomination right to a single manager; (iii) amend the share capital of Canopy USA to, among other things, (a) create a new class of Class B common shares of Canopy USA (the “Canopy USA Class B Shares”), which may not be issued prior to the conversion of the Non-Voting Shares or Class A common shares of Canopy USA (the “Canopy USA Class A Common Shares”) into Canopy USA Class B Shares; (b) amend the terms of the Non-Voting Shares such that the Non-Voting Shares will be convertible into Canopy USA Class B Shares (as opposed to Canopy USA Class A Common Shares); and (c) amend the terms of the Canopy USA Class A Common Shares such that upon conversion of all of the Non-Voting Shares into Canopy USA Class B Shares, the Canopy USA Class A Common Shares will, subject to their terms, automatically convert into Canopy USA Class B Shares, provided that the number of Canopy USA Class B Shares to be issued to the former holders of the Canopy USA Class A Common Shares will be equal to no less than 10% of the total issued and outstanding Canopy USA Class B Shares following such issuance. Accordingly, as a result of the Reorganization Amendments, in no circumstances will the Company, at the time of such conversions, own more than 90% of the Canopy USA Class B Shares.

The foregoing descriptions of the A&R Protection Agreement and the A&R LLC Agreement are not intended to be complete and are qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated herein by reference.

The Reorganization Amendments are expected to enable the Company and Canopy USA to consummate the acquisitions of (i) Acreage Holdings, Inc., a leading vertically-integrated multi-state cannabis operator, with its main operations in densely populated states across the Northeast U.S. including New Jersey and New York, (ii) Wana and (iii) Jetty following, among other things, the Company obtaining requisite approval from the Company’s shareholders (the “Shareholders”) at a special meeting of Shareholders (the “Meeting”) at which the Shareholders will be asked to consider and, if deemed appropriate, pass a special resolution authorizing an amendment to the Company’s articles of incorporation, as amended, in order to, among other things, create and authorize the issuance of an unlimited number of a new class of non-voting and non-participating exchangeable shares in the capital of Canopy Growth. The Company expects to schedule the Meeting as soon as practicable after the United States Securities and Exchange Commission completes its review of the Company’s proxy statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1*	Amended and Restated Protection Agreement, dated as of May 19, 2023, by and among Canopy USA, LLC, 11065220 Canada Inc. and Canopy Growth Corporation

10.2*	Amended and Restated Limited Liability Company Agreement of Canopy USA, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit are redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: May 22, 2023

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